Statements of Net Assets Available for Benefits - EBP 002 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets:
Total investment assets at fair value	$ 120,089	$ 106,818
Investments, at contract value	12,113	10,333
Total investments	132,202	117,151
Receivables:
Employer contributions receivable	1,949	2,962
Notes receivable from participants	1,402	1,348
Total receivables	3,351	4,310
Net assets available for benefits	$ 135,553	$ 121,461